SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 11, 2011

CLEAN POWER CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-520355	98-0490694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 McAra Street Regina, Saskatchewan, Canada	S4N 6H6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	306.546.8327

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended.  These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", ‘targets”, or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 10 of this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays beyond the company's control with respect to bio energy manufacturing operations, changes in the worldwide price of agricultural commodities or other commodities; legislative, political or economic developments in the jurisdictions in which the Company carries on business; operating or technical difficulties in connection with manufacturing or development activities; employee relations; legal matters; and the risks involved in the bio energy business.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results and the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Unless otherwise specified, all dollar amounts are expressed in Canadian dollars and all references to "common shares" refer to the common shares in our capital stock. As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Clean Power” mean collectively Clean Power Concepts, Inc., a Nevada corporation, its wholly owned subsidiary, Loma Verde Explorations Ltd., a British Columbia Corporation, and  its 94.8% owned subsidiary, General Bio Energy Inc, a Saskatchewan Corporation, unless otherwise indicated.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL LEASE FOR OILSEED PROCESSING PLANT

On March 11, 2011, Clean Power Concepts Inc. signed a lease agreement for the property and equipment of a Canola Crush plant with Great Plains Oil Exploration (“Great Plains”).  The oilseed processing plant is located in Section 28, Township 28 North, Range 56 East, P.M.M., Roosevelt County, (near Culbertson), Montana.

SECTION 2 – TERMS OF THE MEMORANDUM OF UNDERSTANDING

ITEM 2.01 – TERMS OF LEASE AGREEMENT
.
•	The initial lease term runs from April 1, 2011 to July 31, 2012.
•	The lease shall be a net lease with all expenses born by the tenant. The annual rent is USD$120,000.
•	The tenant may make use of the industrial complex to crush canola and other oilseeds (other than camelina seed, which may be processed with consent of the landlord).
•	The tenant shall crush a minimum of 2,000 metric tonnes (M.T.) of seed per month.
•	The tenant will hire and manage all staff required for crush operations and management for the term of the agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

CLEAN POWER CONCEPTS, INC.

/s/ Michael Shenher
Michael Shenher
President and CEO, and Director
Date:  March 11, 2011